SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 12, 2004



                           FIRST SHARES BANCORP, INC.

             (Exact name of registrant as specified in its charter)


  Indiana                                 0-29837              35-1948962
-------------------                      -----------         ---------------
(State or jurisdiction of                (Commission         (I.R.S. Employer
incorporation or organization)           File Number)        Identification No.)


               996 South State Road 135
                  Greenwood, Indiana                         46143
           ---------------------------------                ---------
       (Address of principal executive offices)             (Zip Code)


                                 (317) 882-4790
                -------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not applicable
          (Former name or former address, if changed since last report)


           ----------------------------------------------------------

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.      Exhibit

99               Press Release dated February 12, 2004 furnished pursuant to
                 Item 12.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On February 12, 2004, First Shares Bancorp, Inc. ("First Shares") reported fourth quarter earnings for the period ended December 31, 2003, in a press release which is furnished as Exhibit 99 to this report.

     The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FIRST SHARES BANCORP, INC.



Date: February 19, 2004                By: /s/ Jerry R. Engle
      -----------------                   ------------------------------------
                                          Jerry R. Engle, President